Exhibit 10.1

AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

THIS AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of August 23, 2012, by and between NEOSTEM, INC., a Delaware corporation (the “Company”), and ASPIRE CAPITAL FUND, LLC, an Illinois limited liability company (the “Buyer”), with respect to the Common Stock Purchase Agreement dated as of September 28, 2011, by and between the Company and Buyer (the “Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

RECITAL

WHEREAS, the Company and Buyer desire to amend the Common Stock Purchase Agreement dated September 28, 2011, as set forth herein.

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

1. Section 10(h) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

Section 10 (h) “Maturity Date” means September 30, 2015.

2. Subject to NYSE MKT approval, Buyer shall receive a warrant to purchase 1,612,903 shares of the Company's restricted common stock ( the “Warrant”), upon full execution of this Amendment. The Warrant shall have an exercise price of $0.60 per share (the closing price of the Company's common stock on the date the amendment is executed), subject to adjustment, expiring five years from the date of issuance, exercisable after issuance.

3. Except as hereby specifically amended or modified, the terms of the
Purchase Agreement, as amended by this Amendment, shall remain in full force and effect.

4. This Amendment may be executed by the parties hereto in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the Buyer and the Company have caused this Amendment to the Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY:

NEOSTEM, INC.

By:	/s/ Robin Smith
Name: Robin L. Smith, M.D.
Title: Chief Executive Officer and Chairman of the Board

BUYER:

ASPIRE CAPITAL FUND, LLC
BY: ASPIRE CAPITAL PARTNERS, LLC
BY: SGM HOLDINGS CORP.

By:	/s/ Steven G. Martin
Name: Steven G. Martin
Title: Principal